UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 6, 2002


                    Federal Agricultural Mortgage Corporation
                  ----------------------------------------------
             (Exact name of registrant as specified in its charter)


    Federally chartered
    instrumentality of
    the United States                    0-17440                 52-1578738
-------------------------------        ------------            --------------
(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)



1133 Twenty-First Street, N.W., Suite 600, Washington, D.C.            20036
-----------------------------------------------------------         ------------
      (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (202) 872-7700


                                    No change
                              --------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

     On June 6, 2002, the Board of Directors of the Registrant declared a dividend on the Registrant's 6.40% Cumulative Preferred Stock, Series A issued on May 6, 2002. The dividend of $0.48 per share, which is for the period from May 6, 2002 to June 30, 2002, will be payable on July 1, 2002 to stockholders of record as of June 20, 2002.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FEDERAL AGRICULTURAL MORTGAGE CORPORATION



                                    By:   /s/ Jerome G. Oslick
                                       ---------------------------------
                                        Name:   Jerome G. Oslick
                                        Title:  Vice President - General Counsel




Dated:      June 13, 2002